UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH		44236
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2023, the Company notified Olaf Heyden, the Company’s Executive Vice President, Chief Operating Officer, that his service agreement will not be renewed and will otherwise expire on February 24, 2024 in accordance with its term. Mr. Heyden is expected to remain with the Company into the fourth quarter of 2023 to assist with the transition process. Mr. Heyden will receive severance compensation consistent with the terms of his service agreement, as described in Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Company has also notified David Caldwell, the Company’s Executive Vice President, Strategy & Corporate Development, that his position will be eliminated. Mr. Caldwell will receive severance compensation consistent with the Company’s Senior Leadership Severance Plan in connection with a termination without cause, as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2023. Mr. Caldwell is expected to remain with the Company through the end of the year to ensure an appropriate transition.

As previously disclosed, Jonathan B. Leiken, Executive Vice President, Chief Legal Officer and Secretary of the Company, is resigning to accept another senior executive position outside of the Company. In light of Mr. Leiken’s contributions to the Company’s restructuring efforts and his willingness to delay the commencement of his new role prior to the Company’s emergence from those proceedings, the Board of Directors has waived the repayment obligation of the previously disclosed retention award he received. Elizabeth C. (Lisa) Radigan, has succeeded Mr. Leiken as the Company’s Executive Vice President, Chief Legal Officer and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: August 18, 2023	By:	/s/ James Barna
James Barna
Executive Vice President and Chief Financial Officer